Exhibit 21

Company	State of Incorporation	Doing Business As
Parent
TSI Holdings II, LLC	DE	n/a
Town Sports International, LLC	NY	n/a
Subsidiaries
BFX West 15th Street, LLC	DE	BFX Studio
Boutique Fitness, LLC	DE	BFX Boutique Fitness Experience
TSI 217 Broadway, LLC	DE	NYSC
TSI Alexandria, LLC	DE	WSC
TSI Alexandria West, LLC	DE	n/a
TSI Allston, LLC	DE	BSC
TSI Andover, LLC	DE	BSC
TSI Ardmore, LLC	DE	PSC
TSI Arthro-Fitness Services, LLC	DE	NYSC
TSI Astoria, LLC	DE	NYSC
TSI Avenue A, LLC	DE	NYSC
TSI Back Bay, LLC	DE	BSC
TSI Battery Park, LLC	DE	NYSC
TSI Bay Ridge 86th Street, LLC	DE	NYSC
TSI Bayonne, LLC	DE	NYSC
TSI Bayridge, LLC	DE	NYSC
TSI Beacon Street, LLC	DE	BSC
TSI Bensonhurst, LLC	DE	NYSC
TSI Bethesda, LLC	DE	n/a
TSI Boylston, LLC	DE	BSC
TSI Broadway, LLC	DE	NYSC
TSI Brooklyn Belt, LLC	DE	NYSC
TSI Brunswick, LLC	DE	NYSC
TSI Bulfinch, LLC	DE	BSC
TSI Butler, LLC	DE	NYSC
TSI Canton, LLC	DE	BSC
TSI Carmel, LLC	DE	NYSC
TSI Cash Management, LLC	DE	n/a
TSI Central Square, LLC	DE	BSC
TSI Cherry Hill, LLC	DE	PSC
TSI Chevy Chase, LLC	DE	WSC
TSI Clarendon, LLC	DE	WSC
TSI Clarendon Street, LLC	DE	BSC
TSI Clifton, LLC	DE	NYSC
TSI Cobble Hill, LLC	DE	NYSC
TSI Colonia, LLC	DE	NYSC
TSI Columbia Heights, LLC	DE	WSC
TSI Commack, LLC	DE	NYSC
TSI Connecticut Avenue, LLC	DE	WSC
TSI Court Street, LLC	DE	NYSC
TSI Croton, LLC	DE	NYSC
TSI Danbury, LLC	DE	NYSC
TSI Davis Square, LLC	DE	BSC
TSI Deer Park, LLC	DE	NYSC
TSI Dobbs Ferry, LLC	DE	NYSC
TSI Dorchester, LLC	DE	BSC
TSI Downtown Crossing, LLC	DE	BSC
TSI Dupont Circle, Inc.	DE	n/a
TSI Dupont II, Inc.	DE	n/a

Company	State of Incorporation	Doing Business As
TSI East 23, LLC	DE	NYSC
TSI East 31, LLC	DE	NYSC
TSI East 34, LLC	DE	NYSC
TSI East 36, LLC	DE	NYSC
TSI East 41, LLC	DE	NYSC
TSI East 48, LLC	DE	NYSC
TSI East 51, LLC	DE	NYSC
TSI East 59, LLC	DE	NYSC
TSI East 76, LLC	DE	NYSC
TSI East 86, LLC	DE	NYSC
TSI East 86th Street II, LLC	DE	NYSC
TSI East 91, LLC	DE	NYSC
TSI East Brunswick, LLC	DE	NYSC
TSI East Meadow, LLC	DE	NYSC
TSI Englewood, LLC	DE	NYSC
TSI F Street, LLC	DE	WSC
TSI Fairfax, LLC	DE	WSC
TSI Fenway, LLC	DE	BSC
TSI First Avenue, LLC	DE	NYSC
TSI Fit Acquisition, LLC	DE	n/a
TSI Forest Hills, LLC	DE	NYSC
TSI Fort Lee, LLC	DE	NYSC
TSI Framingham, LLC	DE	BSC
TSI Franklin (MA), LLC	DE	BSC
TSI Franklin Park, LLC	DE	NYSC
TSI Freehold, LLC	DE	NYSC
TSI Gallery Place, LLC	DE	WSC
TSI Garden City, LLC	DE	NYSC
TSI Garnerville, LLC	DE	NYSC
TSI Georgetown, LLC	DE	WSC
TSI Germantown, LLC	DE	WSC
TSI Glendale, LLC	DE	NYSC
TSI Glover, LLC	DE	WSC
TSI Grand Central, LLC	DE	NYSC
TSI Great Neck, LLC	DE	NYSC
TSI Greenpoint, LLC	DE	NYSC
TSI Greenwich, LLC	DE	NYSC and AMFIT Physical Therapy
TSI Hartsdale, LLC	DE	NYSC
TSI Hawthorne, LLC	DE	NYSC
TSI Herald, LLC	DE	NYSC
TSI Hicksville, LLC	DE	NYSC
TSI Highpoint, LLC	DE	PSC
TSI Hoboken, LLC	DE	NYSC
TSI Hoboken North, LLC	DE	NYSC
TSI Holdings (CIP), LLC	DE	n/a
TSI Holdings (DC), LLC	DE	n/a
TSI Holdings (IP), LLC	DE	n/a
TSI Holdings (MA), LLC	DE	n/a
TSI Holdings (MD), LLC	DE	n/a
TSI Holdings (NJ), LLC	DE	n/a
TSI Holdings (PA), LLC	DE	n/a
TSI Holdings (VA), LLC	DE	n/a
TSI Huntington, LLC	DE	NYSC
TSI Insurance, Inc.	NY	n/a
TSI International, Inc.	DE	n/a
TSI Irving Place, LLC	DE	NYSC
TSI Jamaica Estates, LLC	DE	NYSC
TSI Jersey City, LLC	DE	NYSC

Company	State of Incorporation	Doing Business As
TSI K Street, LLC	DE	WSC
TSI Larchmont, LLC	DE	NYSC
TSI Lexington (MA), LLC	DE	BSC
TSI Lincoln, LLC	DE	NYSC
TSI Livingston, LLC	DE	NYSC
TSI Long Beach, LLC	DE	NYSC
TSI Lynnfield, LLC	DE	BSC
TSI M Street, LLC	DE	WSC
TSI Mahwah, LLC	DE	NYSC
TSI Mamaroneck, LLC	DE	NYSC
TSI Market Street, LLC	DE	PSC
TSI Marlboro, LLC	DE	NYSC
TSI Matawan, LLC	DE	NYSC
TSI Mercer Street, LLC	DE	NYSC
TSI Midwood, LLC	DE	NYSC
TSI Montclair, LLC	DE	NYSC
TSI Morris Park, LLC	DE	NYSC
TSI Murray Hill, LLC	DE	NYSC
TSI Nanuet, LLC	DE	NYSC
TSI Natick, LLC	DE	BSC
TSI New Rochelle, LLC	DE	NYSC
TSI Newark, LLC	DE	NYSC
TSI Newbury Street, LLC	DE	BSC
TSI Newton, LLC	DE	BSC
TSI No Sweat, LLC	DE	n/a
TSI North Bethesda, LLC	DE	WSC
TSI Norwalk, LLC	DE	NYSC
TSI Oceanside, LLC	DE	NYSC
TSI Old Bridge, LLC	DE	NYSC
TSI Parsippany, LLC	DE	NYSC
TSI Plainsboro, LLC	DE	NYSC
TSI Port Jefferson, LLC	DE	NYSC
TSI Princeton, LLC	DE	NYSC
TSI Princeton North, LLC	DE	NYSC
TSI Providence Downtown, LLC	DE	BSC I
TSI Providence Eastside, LLC	DE	BSC II
TSI Radnor, LLC	DE	PSC
TSI Ramsey, LLC	DE	NYSC
TSI Reade Street, LLC	DE	NYSC
TSI Rego Park, LLC	DE	NYSC
TSI Ridgewood, LLC	DE	NYSC
TSI Rodin Place, LLC	DE	PSC
TSI Scarsdale, LLC	DE	NYSC
TSI Seaport, LLC	DE	NYSC
TSI Sheridan, LLC	DE	NYSC
TSI Silver Spring, LLC	DE	WSC
TSI Smithtown, LLC	DE	NYSC
TSI Society Hill, LLC	DE	PSC
TSI Soho, LLC	DE	NYSC
TSI Somers, LLC	DE	NYSC
TSI Somerset, LLC	DE	NYSC
TSI South Bethesda, LLC	DE	WSC
TSI South End, LLC	DE	BSC
TSI South Park Slope, LLC	DE	NYSC
TSI South Station, LLC	DE	BSC
TSI Springfield, LLC	DE	NYSC
TSI Stamford Downtown, LLC	DE	NYSC
TSI Stamford Post, LLC	DE	NYSC

Company	State of Incorporation	Doing Business As
TSI Stamford Rinks, LLC	DE	NYSC
TSI Staten Island, LLC	DE	NYSC
TSI Sterling, LLC	DE	WSC
TSI Summer Street, LLC	DE	BSC and Boston Racquet Club
TSI Sunnyside, LLC	DE	NYSC
TSI Syosset, LLC	DE	NYSC
TSI University Management, LLC	DE	n/a
TSI Varick Street, LLC	DE	NYSC
TSI Wall Street, LLC	DE	NYSC
TSI Waltham, LLC	DE	BSC
TSI Washington, Inc.	DE	WSC
TSI Water Street, LLC	DE	NYSC
TSI Watertown, LLC	DE	BSC
TSI Wayland, LLC	DE	BSC
TSI Wellesley, LLC	DE	BSC
TSI Wellington Circle, LLC	DE	BSC
TSI West 14, LLC	DE	NYSC
TSI West 16, LLC	DE	NYSC
TSI West 23, LLC	DE	NYSC
TSI West 38, LLC	DE	NYSC
TSI West 41, LLC	DE	NYSC
TSI West 44, LLC	DE	NYSC
TSI West 48, LLC	DE	NYSC
TSI West 52, LLC	DE	NYSC
TSI West 73, LLC	DE	NYSC
TSI West 76, LLC	DE	NYSC
TSI West 80, LLC	DE	NYSC
TSI West 94, LLC	DE	NYSC
TSI West 115th Street, LLC	DE	NYSC
TSI West 125, LLC	DE	NYSC
TSI West 145th Street, LLC	DE	NYSC
TSI West Caldwell, LLC	DE	NYSC
TSI West End, LLC	DE	NYSC
TSI West Hartford, LLC	DE	NYSC
TSI West Newton, LLC	DE	BSC
TSI West Nyack, LLC	DE	NYSC
TSI West Springfield, LLC	DE	WSC
TSI Westborough, LLC	DE	BSC
TSI Westport, LLC	DE	NYSC
TSI Westwood, LLC	DE	NYSC
TSI Weymouth, LLC	DE	BSC
TSI White Plains City Center, LLC	DE	NYSC
TSI White Plains, LLC	DE	NYSC
TSI Whitestone, LLC	DE	NYSC
TSI Williamsburg, LLC	DE	n/a
TSI Woburn, LLC	DE	BSC
TSI Woodmere, LLC	DE	NYSC